                                                                   EXHIBIT 10.15

                   AGREEMENT OF SALE OF PARTNERSHIP INTEREST
                   -----------------------------------------



      AGREEMENT OF SALE OF PARTNERSHIP INTEREST (this "Agreement") is made as of the 5th day of August, 1996, by and among NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company ("Seller"), PRENTISS PROPERTIES LIMITED, INC., a Delaware corporation ("Buyer"), and PRENTISS PROPERTIES AUSTIN L.P., a Delaware limited partnership ("PPALP").

                                   BACKGROUND
                                   ----------

      A. Seller is the sole limited partner and PPALP is the sole general partner of Austex Associates Limited Partnership, a Georgia limited partnership (the "Partnership"), formed pursuant to that certain Limited Partnership Agreement of Austex Associates Limited Partnership dated as of September 20, 1990 (the "Partnership Agreement"). (All terms used but not defined herein shall have the meanings given for such terms in the Partnership Agreement.)

      B. PPALP wishes Seller to sell Seller's interest in the Partnership to Buyer, and, upon such transfer, Seller wishes to be released of its obligations under the Partnership Agreement, but in each case, only upon the terms and conditions hereunder set forth.

                                   AGREEMENTS
                                   ----------

      For and in consideration of Ten Dollars ($10.00), the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Agreement to Sell. At the Closing (as hereinafter defined), Seller,
         ------------------
with PPALP's consent and agreement, evidenced by its execution hereof, shall sell and assign to Buyer, and Buyer shall purchase and accept from Seller, all of Seller's ownership interest in the Partnership, consisting of a fifty percent (50%) limited partnership interest in the Partnership, together with all of the rights and benefits accruing thereto under the Partnership Agreement, including, without limitation, those specifically referred to in Paragraphs 2.2 and 2.3 hereof ("Seller's Interest").

      2. Purchase Price.
         --------------

          2.1 The total purchase price for Seller's Interest (the "Purchase Price") shall be equal to the sum of the following amounts:

              (a) $15,700,000.00 (representing the return of Seller's initial Capital Contribution);

              (b) a sum representing Seller's share of Available Cash from the date of inception of the Partnership through the Closing Date (as hereinafter defined), less Seller's share of Available Cash previously
                          ----
    distributed to Seller pursuant to Section 4.1 of the Partnership Agreement; and

              (c) $1,300,000.00.

The Purchase Price shall be paid to Seller on the Closing Date in United States dollars, by Federal Reserve System wire transfer of immediately available funds in New York, New York, to such order or account of Seller or such other person as Seller shall designate in writing to Buyer. The Purchase Price represents the total amount payable to Seller with respect to Seller's Interest.

          2.2 Provided that Closing hereunder occurs, and subject to Paragraphs
2.3 and 7 of this Agreement, Seller relinquishes any rights it may have to any net worth, equity, cash flow distributions and any other distributions, withdrawals or payments of any kind from the Partnership from and after the Closing Date (as hereinafter defined).

          2.3 All items of income, gain, loss, deduction or credit accruing pursuant to the Partnership Agreement prior to the Closing Date shall be allocated to PPALP and Seller in accordance with the terms of the Partnership Agreement as in effect prior to Closing; all items of income, gain, loss, deduction or credit accruing pursuant to the Partnership Agreement as of and subsequent to the Closing Date shall be allocated fifty percent (50%) to PPALP and fifty percent (50%) to Buyer (or between PPALP and any permitted assignee of Buyer with respect to the transfer of Seller's Interest hereunder), or as such parties may agree, by reason of the conveyance of Seller's Interest pursuant to this Agreement. Nothing contained herein shall relieve the remaining partners of the Partnership from the obligation of conducting any annual audit or performing any other accounting or tax services presently required under the Partnership Agreement for the year in which the Closing occurs, to the end that Seller may close out its books with respect to Seller's Interest, and Seller, Buyer and PPALP hereby agree to cooperate reasonably and in good faith to satisfy such obligation(s).

          2.4 Earnest Money. Simultaneously herewith, Buyer has deposited with
              -------------
Commonwealth Land Title Company, 1700 Pacific Avenue, Suite 4700, Dallas, Texas 75201, Attention: Ms. Beverly Griesse (the "Escrow Agent") the sum of Two Hundred Fifty Thousand and 00/l00 Dollars ($250,000.00) as the earnest money deposit under this Agreement, which deposit, together with any interest or other income earned thereon (collectively, the "Earnest Money"), shall be held, invested and disbursed pursuant to the respective terms and provisions hereof and of that certain Escrow Agreement of even date herewith, among Seller, Buyer and the Escrow Agent. Whenever the Earnest

Money is by the terms hereof to be disbursed by the Escrow Agent, Seller and Buyer agree promptly to execute and deliver such notice or notices as shall be necessary or, in the opinion of the Escrow Agent, appropriate to authorize the Escrow Agent to make such disbursement.

     3. Closing.
        -------

        (a) The consummation of the purchase and sale of Seller's Interest (the "Closing") shall take place on the earlier to occur of (i) the date of the closing of the initial public offering of securities in a corporation or real estate investment trust to be formed by Buyer and/or its affiliates, or (ii) the ninetieth (9Oth) day after the date of this Agreement (the "Closing Date"), beginning at 10:00 a.m. at the office of the Escrow Agent, or at such other date and time as may be mutually acceptable to Seller and Buyer. PPALP, Buyer and Seller agree to provide such documents and letters of instruction as will be necessary to conduct the Closing in escrow with the Escrow Agent. Buyer shall pay all transfer taxes, premiums and other fees for title insurance requested by Buyer, recording charges and other costs and expenses relating to closing this transaction, except each party shall pay its own legal and accounting fees in connection with this transaction. Seller and Buyer shall share the fee of the Escrow Agent equally.

        (b) At the Closing, Seller, PPALP and Buyer, as applicable, shall execute and/or deliver the following documents:

            (i) An Assignment of Partnership Interest, in the form attached hereto as Exhibit "A";

            (ii) A Release, in the form attached hereto as Exhibit "B"; and

            (iii) Closing Certificates in the forms attached hereto as Exhibit "C-l", Exhibit "C-2" and Exhibit "C-3", respectively.

     4. Seller's Representations and Warranties. Seller represents and warrants
        ---------------------------------------
to Buyer, as of the date hereof and as of the Closing Date, as follows:

        (a) Seller is a mutual insurance company, duly organized, validly existing and in good standing under the laws of the State of New York and duly qualified to do business in the States of Georgia and Texas;

        (b) Seller is the owner of Seller's Interest, free and clear of any liens, security agreements, pledge agreements, restrictions, claims, rights or encumbrances whatsoever;

        (c) Seller has the full authority and right to enter into this Agreement and consummate the transactions contemplated herein and has duly and validly executed this Agreement, any and all required corporate and other approvals, consents and authorizations with respect hereto having been obtained;

          (d) Seller is not in an insolvent condition, and no voluntary or involuntary bankruptcy or insolvency proceedings are pending or, to Seller's actual knowledge, contemplated by or against Seller.

          (e) Seller's execution, delivery and performance of this Agreement does not and will not violate or contravene any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to Seller, or its organizational documents, or result in a breach of or constitute a default under any agreement to which Seller is bound;

          (f) Seller has not previously transferred Seller's Interest to any person or entity, and no person or entity has any right to purchase Seller's Interest; and

          (g) Seller will warrant and forever defend title to Seller's Interest being conveyed to Buyer or its assignee hereby against the claims of all persons whomsoever claiming by, through or under Seller.

       5. PPALP's Representations and Warranties. PPALP represents and warrants
                --------------------------------
to Seller, as of the date hereof and as of the Closing Date, as follows:

          (a) PPALP is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Delaware and duly qualified to do business in the States of Georgia and Texas;

          (b) PPALP has the full authority and right to enter into this Agreement and consummate the transactions contemplated herein and has duly and validly executed this Agreement, and all required partnership, corporate and other approvals, consents and authorizations with respect hereto having been obtained;

          (c) PPALP is not in an insolvent condition, and no voluntary or involuntary bankruptcy proceedings are pending or, to PPALP's actual knowledge, contemplated by or against PPALP; and

          (d) The execution, delivery and performance of this Agreement by PPALP do not and will not violate or contravene any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to PPALP, or its organizational documents, or result in a breach of or constitute a default under any agreement to which PPALP is bound.

      5. Buyer's Representations and Warranties. Buyer represents and warrants
         --------------------------------------
to Seller, as of the date hereof and as of the Closing Date, as follows:

          (a) Buyer is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware and duly qualified to do business in the States of Georgia and Texas;

          (b) Buyer has the full authority and right to enter into this Agreement and consummate the transactions contemplated herein and has duly and validly executed this Agreement, and all required corporate and other approvals, consents and authorizations with respect hereto having been obtained;

          (c) Buyer is not in an insolvent condition, and no voluntary or involuntary bankruptcy proceedings are pending or, to Buyer's actual knowledge, contemplated by or against Buyer; and

          (d) The execution, delivery and performance of this Agreement by Buyer do not and will not violate or contravene any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to Buyer, or its organizational documents, or result in a breach of or constitute a default under any agreement to which Buyer is bound.

       7. Indemnification.
          ----------------

          (a) Notwithstanding anything herein to the contrary, Seller agrees to indemnify and defend PPALP and Buyer and the officers, directors, shareholders, partners, agents, servants, employees, heirs, executors, administrators, personal and legal representatives, successors and assigns of each, against all losses, damages, suits, actions, obligations, expenses, costs, claims and liabilities of any nature whatsoever, including reasonable legal fees and disbursements, (i) arising out of any default or breach of any warranty, representation, agreement or covenant of Seller contained herein, or (ii) incurred by PPALP or Buyer or any of their respective officers, directors, shareholders, partners, agents, servants, employees, heirs, executors, administrators, personal and legal representatives, successors or assigns, after the Closing Date and arising out of any acts of Seller prior to the Closing Date in violation of the terms of the Partnership Agreement, of which PPALP and Buyer had no actual knowledge as of the Closing Date.

          (b) Notwithstanding anything herein to the contrary, PPALP and Buyer, jointly and severally, agree to indemnify and defend Seller and its affiliates and related entities, and the officers, directors, shareholders, partners, agents, servants, employees, heirs, executors, administrators, personal and legal representatives, successors and assigns of each, against all losses, damages, suits, actions, obligations, expenses, costs, claims or liabilities of any nature whatsoever, including reasonable legal fees and disbursements, (i) arising out of any default or breach of any warranty, representation, agreement or covenant of PPALP and/or Buyer contained herein, or (ii) incurred by Seller or its affiliates or related entities, or any of their respective officers, directors, shareholders, partners, agents, servants, employees, heirs, executors, administrators, personal and legal representatives, successors or assigns, after the Closing Date which arises out of any obligation or liability of the Partnership (other than those which are, by their nature, exclusively Seller's, rather than the Partnership's, obligations, which shall include, without limitation, Seller's personal income tax liability), except to the extent covered by the indemnification set forth in Paragraph 7(a) above.

          (c) In the event that any indemnitee makes a claim against any indemnitor with respect to an indemnified obligation hereunder, such indemnitee shall notify the indemnitor(s), and each indemnitor shall have the right, at its expense, to participate in and assume the defense of any such claim (unless the legal interests of the indemnitor and the indemnitee in such case are materially adverse, in which case the indemnitee shall be entitled to retain separate counsel at the indemnitor's expense). In the event of any such assumption of defense hereunder, each indemnitee shall cooperate with each indemnitor reasonably and in good faith. No indemnitee shall settle or compromise any claim hereunder without the prior written consent of any affected indemnitor, which consent shall not be unreasonably withheld or delayed.

       8. Conditions Precedent to Buyer's Obligation To Close. Seller and Buyer
          ---------------------------------------------------
agree that Buyer shall have fifteen (15) days from the date of this Agreement in which to conduct its due diligence with respect to Seller's Interest. In the event that Buyer is not satisfied with the results of such due diligence, Buyer, in its sole and absolute discretion, shall notify Seller in writing of such dissatisfaction on or before said fifteenth (l5th) day, whereupon this Agreement shall automatically terminate, the Earnest Money shall be returned to Buyer and no party shall have any further obligation hereunder. In addition, Buyer's obligation to close hereunder shall be further conditioned upon (a) no Event of Default under the IBM Lease having occurred and then continuing as of the Closing Date; (b) there being no uncured default or event of default under the documents securing the existing financing of the Project (unless such default or event of default is attributable to PPALP or any of PPALP's affiliates); (c) the Project not having suffered any uninsured casualty, condemnation or violation of environmental law which materially reduces the value of Seller's Interest; (d) Seller's delivery of the Closing Certificate in the form of Exhibit "C-3" hereto on the Closing Date, dated as of the Closing Date; (e) Seller's delivery of a FIRPTA affidavit on the Closing Date; and (f) Buyer's receipt of IBM's consent to the transfer of Seller's Interest to Buyer (or any permitted assignee of Buyer under Paragraph 16 below). In the event that any of the foregoing conditions to Buyer's obligation to close hereunder are not, or cannot be, satisfied on or prior to the Closing Date, at Buyer's option, by prompt written notice to Seller, Buyer may terminate this Agreement, whereupon the Earnest Money shall be returned to Buyer and no party shall have any further obligation hereunder.

       9. Brokers. Each of the parties hereto represents and warrants to each of
          -------
the other parties hereto than no broker or agent was employed or utilized by such party with regard to the sale of Seller's Interest. Seller agrees to indemnify and defend Buyer and PPALP from any claim for compensation made by any broker or agent with respect to the purchase and sale of Seller's Interest because of Seller's actions or alleged actions. Buyer and PPALP, jointly and severally, agree to indemnify and defend Seller from any claim for compensation made by any broker or agent with respect to the purchase and sale of Seller's Interest because of Buyer's actions or alleged actions.

      10. Notice. Any notice to be given under this Agreement shall be deemed to
          ------
have been given (a) if and when hand-delivered, (b) three (3) days after being mailed by United States registered or certified mail, postage prepaid, return receipt requested, or (c) when receipt is confirmed if sent by nationally-recognized overnight courier service, addressed to Seller at c/o Greystone Realty Corporation, Two Pickwick Plaza, Greenwich, Connecticut 06830, Attention:
Ms. Jean-Marie Murphy, Senior Vice President, with copies to Alston & Bird, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424,
Attention: William R. Klapp, Jr., Esq.; and addressed to Buyer or PPALP at c/o Prentiss Properties Limited, Inc., 1717 Main Street, Suite 5000, Dallas, Texas 75201, Attention: Mr. Thomas F. August, President and Chief Operating Officer, with a copy to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1700 Pacific Avenue, Suite 4100, Dallas, Texas 75201-4675, Attention: Randall M. Ratner, P.C..

      11. Agreement Binding. This Agreement shall be binding upon, and shall
          -----------------
inure to the benefit of, the parties hereto and their respective successors and assigns.

      12. Construction. This Agreement shall be governed by, and construed in
          ------------
accordance with, the internal laws of the State of Georgia, without reference to the conflicts of laws or choice of law provisions thereof.

      13. Further Assurances. The parties hereto agree to take such further
          ------------------
actions and to execute and deliver such further documents, agreements and instruments as may be reasonably necessary or appropriate to carry out the purposes of this Agreement, provided that none of the foregoing will result in
                            --------
the incurrence of additional potential liability to Seller.

      14. Counterparts. This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute but one and the same instrument.

      15. Time of Essence. Time shall be of the essence with respect to each
          ---------------
provision of this Agreement.

      16. Assignment. Buyer may, but only at the Closing, assign all of its
          ----------
rights and obligations hereunder to (a) PPALP or a corporation or real estate investment trust (or any affiliate thereof, including, without limitation, any partnership, a majority of the partnership interests in which are owned by said real estate investment trust) to be formed by Buyer and/or one or more of Buyer's affiliates, or (b) any of Buyer's affiliates.

      17. Entire Agreement. This Agreement, together with the attached exhibits,
          ----------------
constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations, agreements, promises and contracts, whether oral or written, as to Seller's Interest. In particular, this Agreement overrides and supersedes any and all prior agreements contained in the Partnership Agreement or otherwise concerning the sale, transfer or right to purchase Seller's Interest, including specifically, but without limitation, the procedures contained in Articles VII, X and XI of the Partnership Agreement, and the parties to this Agreement hereby waive any provisions of the Partnership Agreement which would otherwise restrict, limit or impose requirements or conditions on the transactions contemplated under this Agreement or conflict with any of the terms hereof. Notwithstanding any of the foregoing to the contrary, however, in the event that the Closing does not occur for any reason other than a default by Seller hereunder, all of Seller's rights contained in the Partnership Agreement shall be deemed reinstated and in full force and effect.

      18. Remedies. Each party shall have all remedies available at law or in
          --------
equity for the other's breach of this Agreement; provided, however, in strict derogation of the foregoing, in the event of Buyer's failure, refusal or inability to close the transactions contemplated hereby by the Closing Date, the Escrow Agent is hereby directed to immediately pay the Earnest Money to Seller, which shall constitute Seller's sole and exclusive remedy for such failure, refusal or inability, the Earnest Money being intended not as a penalty, but as liquidated damages pursuant to Official Code of Georgia Annotated (s) 13-6-7.

      19. Survival. Each representation and warranty of PPALP, Buyer and Seller
          --------
herein shall survive the Closing, without regard to any investigation conducted by or on behalf of the party to whom such representation and warranty is made.

     20. Attorneys' Fees. In the event of any litigation or dispute between
         ---------------
PPALP and Buyer, on the one hand, and Seller, on the other, arising out of or in any way connected with this Agreement resulting in any litigation, then the prevailing party in such litigation shall be entitled to recover its cost of prosecuting and/or defending such action, including, without limitation, reasonable attorneys' fees and costs at trial and all appellate levels. The provisions of this Paragraph 20 shall survive the Closing.



                        [SIGNATURES BEING ON NEXT PAGE]

          IN WITNESS WHEREOF, each of the undersigned has, or has caused to be, set forth his or its hand and seal as of the day and year first above written.

                            SELLER:
                            -------

                            NEW YORK LIFE INSURANCE COMPANY, a
                            New York mutual insurance company

                            By: Greystone Realty Corporation, a Delaware
                                corporation, as duly-authorized agent for New York Life Insurance Company

                                By:/s/ Jean-Marie Murphy
                                   -----------------------------------
                                   Jean-Marie Murphy
                                   Senior Vice President


                            BUYER:
                            ------

                            PRENTISS PROPERTIES LIMITED, INC.,
                            a Delaware corporation


                            By:/s/ Thomas F. August
                                -------------------------------------

                                Name:  Thomas F. August
                                      -------------------------------
                                Title: President
                                      -------------------------------

                             PPALP:
                             -----

                             PRENTISS PROPERTIES AUSTIN, L.P., a
                             Delaware limited partnership

                             By: Prentiss Properties Austin, Inc., a
                                 Delaware corporation, its sole general
                                 partner



                             By: /s/ Thomas F. August
                                 -------------------------------------
                                 Thomas F. August
                                 Vice President

     Charles J. Lauckhardt and Michael V. Prentiss are separately executing this Agreement on behalf of the Partnership for the purpose of confirming that this Agreement has been Approved by the Executive Committee of the Partnership.



                                      ------------------------------------
                                       CHARLES J. LAUCKHARDT

                                       /s/ MICHAEL V. PRENTISS
                                      ------------------------------------
                                       MICHAEL V. PRENTISS

                                  EXHIBIT "A"
                                  -----------

                      ASSIGNMENT OF PARTNERSHIP INTEREST
                      ----------------------------------

     FOR AND IN CONSIDERATION OF TEN DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company ("Assignor"), hereby sells, assigns, transfers and conveys to _________________________, a _________ ("Assignee"), Seller's Interest (as defined in that certain Agreement of Sale of Partnership Interest (the "Agreement") dated as of August 5, 1996, among Prentiss Properties Limited, Inc., a Delaware corporation, Prentiss Properties Austin, L.P., a Delaware limited partnership and Assignor). Assignee hereby accepts Seller's Interest and, except as expressly provided to the contrary in the Agreement, expressly assumes all of Assignor's obligations and liabilities with respect thereto arising on and after the date of this Assignment.

      Assignor hereby represents and warrants to Assignee that Seller's Interest is free and clear of all liens, security agreements, pledge agreements, restrictions, claims, rights or encumbrances of any nature whatsoever. Assignor hereby warrants and agrees to forever defend Assignee's title to the Seller's Interest, against the claims of all persons whomsoever claiming by, through or under Assignor.

     This Assignment is made as of _______________________, 1996.

                           ASSIGNOR:
                           ---------

                           NEW YORK LIFE INSURANCE COMPANY, a
                           New York mutual insurance company

                           By: Greystone Realty Corporation, a Delaware
                               corporation, as duly-authorized agent for New York Life Insurance Company

                               By:
                                   ---------------------------------
                                   Jean-Marie Murphy
                                   Senior Vice President



                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                             ASSIGNEE:
                             ---------

                             ------------------------------, a

                             -------------


                             By:
                                ------------------------------------
                                   Name:
                                         ---------------------------
                                   Title:
                                         ---------------------------

                                  EXHIBIT "B"
                                  -----------

                                    RELEASE
                                    -------

      THIS RELEASE is made as of the __ day of _________, 1996 by PRENTISS PROPERTIES AUSTIN, L.P., a Delaware limited partnership ("PPALP") and PRENTISS PROPERTIES LIMITED, INC., a Delaware corporation] ("PPL"), in favor of NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company ("NYL").

                                   BACKGROUND
                                   ----------

      A. NYL was the sole limited partner and PPALP was the sole general partner in Austex Associates Limited Partnership, a Georgia limited partnership (the "Partnership"), formed pursuant to that certain Limited Partnership Agreement of Austex Associates Limited Partnership dated as of September 20, 1990 (the "Partnership Agreement"). (All terms used but not defined herein shall have the meanings given for such terms in the Partnership Agreement.)

      B. By an Assignment of Partnership Interest dated as of _________, 1996, NYL has sold, conveyed and assigned to ____________ its fifty percent (50%) limited partnership interest in the Partnership, pursuant to an Agreement of Sale of Partnership Interest dated as of August 5, 1996 (the "Agreement of Sale"). The partnership interest so assigned is referred to herein as the "Assigned Interest".

                                   AGREEMENTS
                                   ----------

      For and in consideration of the Agreement of Sale, the premises contained herein and therein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

      1. PPALP and PPL, jointly and severally, each for itself and on behalf of its successors and assigns, does hereby forever release and discharge NYL and its heirs, executors, personal and legal representatives, shareholders, officers, directors, administrators, successors, assigns, affiliates and other related entities, agents, servants and employees (collectively, the "NYL Releasees"), from any and all claims, damages, causes of action, actions, demands, suits, rights, costs, expenses (including, without limitation, attorney's' fees and disbursements), interest and compensation whatsoever, whether at law or in equity, that PPALP or PPL, or any of its successors or assigns, now has, ever had or ever can have, whether known or unknown, (a) arising out of or on account of the ownership or conveyance of the Assigned Interest, or (b) relating to the formation, operation or existence of the Partnership or NYL's participation therein, including, but not limited to, any of the foregoing which arise out of any NYL reimbursement, indemnification or similar obligations under the Partnership Agreement or any other document or instrument delivered in connection therewith; provided,
                                                                    ---------
however, that nothing herein shall abrogate or limit the indemnification rights
- -------
granted to PPL and PPALP by NYL under the Agreement of Sale or any of the rights set forth in the Agreement of Sale or the exhibits attached thereto; and provided further, that the foregoing release shall not apply to any obligations
- ----------------
which were or are, by their nature, exclusively NYL's, rather the Partnership's, obligations, which shall include, without limitation, NYL's personal income tax liability.

    Signed, sealed and delivered, as of the day and year first above written.

                           PPALP:
                           ------

                           PRENTISS PROPERTIES AUSTIN, L.P., a
                           Delaware limited partnership

                           By: Prentiss Properties Austin, Inc., a Delaware
                               corporation, its sole general partner


                                    By:
                                        ----------------------------
                                        Thomas F. August
                                        Vice President



                           PPL:
                           ----

                           [PRENTISS PROPERTIES LIMITED,
                           INC., a Delaware corporation]


                           By:
                               -----------------------------------
                               Name:
                                     -----------------------------
                               Title:
                                     -----------------------------

                                 EXHIBIT "C-1"
                                 -------------

                              CLOSING CERTIFICATE
                              -------------------

     In connection with the Agreement of Sale of Partnership Interest (the "Agreement") dated as of the 5th day of August, 1996, by and among Prentiss Properties Limited, Inc., a Delaware corporation, Prentiss Properties Austin, L.P., a Delaware limited partnership, and New York Life Insurance Company, a New York mutual insurance company, the undersigned hereby certifies that, as of the date hereof, (a) there has not been any misrepresentation or breach of any representation or warranty given by it as described in the Agreement, and (b) all such representations and warranties are true and correct as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused its hand and seal to be hereunto affixed by its duly authorized officer as of the __ day of _________, 1996.

                           PRENTISS PROPERTIES AUSTIN, L.P., a
                           Delaware limited partnership

                           By: Prentiss Properties Austin, Inc., a Delaware
                               corporation, its sole general partner


                               By:___________________________________
                                   Thomas F. August
                                   Vice President

                                 EXHIBIT "C-2"
                                 -------------

                              CLOSING CERTIFICATE
                              -------------------

      In connection with the Agreement of Sale of Partnership Interest (the "Agreement") dated as of the 5th day of August, 1996, by and among Prentiss Properties Limited, Inc., a Delaware corporation, Prentiss Properties Austin, L.P., a Delaware limited partnership, and New York Life Insurance Company, a New York mutual insurance company, the undersigned hereby certifies that, as of the date hereof, (a) there has not been any misrepresentation or breach of any representation or warranty given by it as described in the Agreement, and (b) all such representations and warranties are true and correct as of the date hereo(Pounds)

      IN WITNESS WHEREOF, the undersigned has caused its hand and seal to be
hereunto affixed by its duly authorized officer as of the day of          ,
1996.

                                   [PRENTISS PROPERTIES LIMITED,
                                   INC., a Delaware corporation



                                   By:
                                       -------------------------
                                      Name:
                                            --------------------
                                      Title:                   ]
                                             ------------------

                                 EXHIBIT "C-3"
                                 -------------

                              CLOSING CERTIFICATE
                              -------------------

     In connection with the Agreement of Sale of Partnership Interest (the "Agreement") dated as ofthe 5th day of August, 1996, by and among Prentiss Properties Limited, Inc., a Delaware corporation, Prentiss Properties Austin, L.P., a Delaware limited partnership, and New York Life Insurance Company, a New York mutual insurance company ("NYL"), the undersigned hereby certifies that, as of the date hereof, (a) there has not been any misrepresentation or breach of any representation or warranty given by NYL as described in the Agreement, and
(b) all such representations and warranties are true and correct as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused its hand and seal as of the __ day of ______, 1996.

                           NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company

                           By: Greystone Realty Corporation, a Delaware
                               corporation, as duly-authorized agent for New York Life Insurance Company


                               By:
                                   ---------------------------------
                                   Jean-Marie Murphy
                                   Senior Vice President